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}{                             STATE OF COLORADO                              }{
}{                                                                            }{
}{       )-------------(                                   )-------------(    }{
}{       |   NUMBER    |     (Picture - Bald Eagle)        |    SHARES   |    }{
}{       |             |                                   |             |    }{
}{       )-------------(                                   )-------------(    }{
}{                                                                            }{
}{                                                                            }{
}{      )-----------------------------------------------------------------(   }{
}{      )                                                                 (   }{
}{      )                     THE DEALER SHEET, INC.                      (   }{
}{      )  Common Stock, $.001 Par Value - Authorized 100,000,000 Shares  (   }{
}{      )                                                                 (   }{
}{      )-----------------------------------------------------------------(   }{
}{                                                                            }{
}{                                                                            }{
}{                                                                            }{
}{       This certifies that _____________________________________is the      }{
}{                                                                            }{
}{       registered holder of ____________________________________Shares      }{
}{                                                                            }{
}{       transferable only on the books of the Corporation by the holder      }{
}{       hereof  in  person  or  by  Attorney  upon  surrender  of  this      }{
}{       Certificate properly endorsed.                                       }{
}{                                                                            }{
}{          In  Witness  Whereof,  the said  Corporation has caused this      }{
}{       Certificate to be signed by its duly authorized officers and         }{
}{       its Corporate Seal to be hereunto affixed                            }{
}{                                                                            }{
}{              this_____day                    of __________ A.D. _____      }{
}{                                                                            }{
}{                                                                            }{
}{       _____________________________    _____________________________       }{
}{       Rebecca Flowers, Secretary       Evan Lee, President                 }{
}{                                                                            }{
}{============================================================================}{
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